MANZIL RUSSELL HALAL USA BROAD MARKET ETF Ticker Symbol: MNZL Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS November 12, 2025 https://manzilfunds.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 12, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://manzilfunds.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Manzil Russell Halal USA Broad Market ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Russell IdealRatings Manzil Halal USA Broad Market Custom Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.40%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$41	$128
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to track the performance of the Index. The Index is composed of the common stock of large capitalization U.S. companies. The Index is constructed by evaluating the components of the Russell 1000® Index (which includes approximately 1000 of the largest U.S. securities by market capitalization), using the Russell IdealRatings system, to identify companies that comply with Shariah principles. These ratings were developed based on the AAOFI (Accounting and Auditing Organization for Islamic Financial Institutions).
In addition to the Index’s standard Shariah screening process, the Index incorporates an additional screen that is designed to ensure compliance with the principles of the American Friends Service Committee (AFSC). The AFSC is a Quaker-founded organization working for peace and social justice in the United States and around the world. The AFSC screening process focuses on identifying companies with demonstrated links to apartheid, ethnic cleansing, genocide, or other grave human rights violations. Companies that are identified as violating the AFSC screening principles will be excluded from the Index.

The Fund’s Index - Russell Ideal Ratings Manzil Halal USA Broad Market Custom Index
The Index is constructed using an objective, rules-based methodology that begins with an initial universe of companies included within the Russell 1000® Index. The universe is then screened using the Russell IdealRatings system which screens companies based on the following criteria:
Sector Screens
The Shariah screening process first begins by identifying any U.S. large capitalization companies that are involved in the following prohibited activities:
•Adult Entertainment
•Alcohol
•Cinema and Broadcasting
•Conventional Insurance
•Conventional Financial Services
•Defense
•Gambling
•Hotels
•Music
•Operating and Non-Operating Interest Income
•Pork
•Tobacco
If a company is identified as being involved in any of the prohibited activities, it will be removed from the investment universe unless such activity accounts for less than 5% of the company’s total revenue (defined as the sum of the total revenue or sales and operating and non-operating interest). Companies with less than 5% total revenue from a prohibited activity will remain in the Fund’s investment universe.
Financial Screens
Next, the remaining companies from the Fund’s investment universe are further screened by using publicly available accounting data to determine if a company satisfies the following financial ratios:
•Interest-bearing debt divided by preceding 12-month average market capitalization should not exceed 30%.
•Sum of cash, deposits and interest-bearing investments divided by preceding 12-month average market capitalization should not exceed 30%.
•Sum of cash, deposits, and receivables divided by total assets should not exceed 67%.
Following the Shariah screening process, companies eligible for inclusion in the Index are then screened based on the following AFSC principles:
•Salience of human rights violations: reflects the severity, scale, and scope of the human rights violation, assessing how harmful the company’s involvement is to affected people. Measured on a 1-5 scale based on severity, scale, and scope of harm.
•Culpability: measures the degree of the company’s contribution or complicity, from indirect involvement to knowingly enabling or enforcing violations. Measured on a 1-5 scale based on the degree of the company’s involvement.
•Resistance: evaluates the company’s responsiveness to stakeholder engagement and willingness to change its behavior or policies. Measured on a 1-5 scale based on the company’s responsiveness to concerns.
Each business activity is evaluated separately on these principles, and the highest score from those activities is used as the company’s overall score, ranging from 3-15. Companies that are flagged for being involved in activities related to these principles, with overall scores over 10, are excluded from the investment universe, based on the list provided by AFSC. Following this screen, the remaining companies are considered eligible securities for the Index.
The Index is expected to have significant exposure to the Information Technology sector. The components of the Index will change over time. The Index’s constituent securities also are reviewed on both an ongoing basis and annual basis by the Sub-Adviser to determine if any of the constituents should be considered for potential income remediation, or “Purification.” Purification is the process by which an investor donates certain income earned from his or her investment in the Fund because certain of the Fund’s investments unintentionally earned small amounts of income deemed to be prohibited by Shariah principles, such as interest income. As discussed under “Dividend Purification,” the Fund publishes on its website the per share amount to be purified.

The Index is reconstituted quarterly. Changes to the Index are reviewed on a quarterly basis in March, June, September, and December. If it is discovered that a non-compliant security has been included in the Index or the Fund in error, the security is removed from the Index and the Fund during the quarterly Index reconstitution review.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund will not invest in preferred stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the component securities of the Index.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, Manzil Investment Advisors, LLC, the sub-adviser to the Fund (the “Sub-Adviser”) may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Sub-Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations such as tax diversification requirements that apply to the Fund but not to the Index).
The Fund may invest up to 20% of its total assets in securities or other investments not included in the Index, but which comply with Shariah and AFSC principles and are expected to help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions). The Fund may also invest up to 20% of its total assets in cash and other investments, such as cash equivalents and shares of other investment companies, each of which will be compatible with Shariah and AFSC principles. Uninvested monies will be held in non-interest bearing accounts. If any interest is earned, it will be donated to a public charity on an annual basis.
The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single company than diversified funds.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Shariah-Compliant Investing Risk. The consideration of Islamic principles restricts the Fund’s ability to invest in certain types of issuers and securities, such as financial companies and conventional fixed income securities (bonds and other structured securities that give a fixed return based on an obligation or promise), and reduces the size of the universe of eligible securities in which the Fund can invest. As a result, the successful implementation of the Fund’s investment strategy may limit its investment opportunities and adversely affect its performance, especially in comparison to a more diversified fund. Because Islamic principles preclude investment in interest-paying instruments, any cash or cash equivalents the Fund holds will not earn interest income or any interest income that is earned will be donated to a public charity on an annual basis.
AFSC Compliant Investing Risk. The consideration of AFSC principles restricts the Fund’s ability to invest in certain types of issuers and securities, such as companies that are involved in human rights violations activities as described above. As a result, the successful implementation of the Fund’s investment strategy may limit its investment opportunities and adversely affect its performance, especially in comparison to a more diversified fund.
Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, the Adviser or Sub-Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Index Provider Risk. There is no assurance that an Index provider or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The

Fund relies upon the Index provider and its agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholder.
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
•Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Quarterly Rebalance Risk. The Index’s components are reconstituted quarterly. As a result, (i) the Index’s exposure to one or more markets may be affected by significant market movements promptly following a quarterly reconstitution that are not predictive of those markets’ performance for the subsequent year and (ii) changes to the Index’s market exposure may lag a significant change in one or more market’s direction (up or down) by as long as a year if such changes first take effect promptly following a quarterly reconstitution. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity markets.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://manzilfunds.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Manzil Investment Advisors, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
Khurram Agha is the portfolio manager and the person primarily responsible for the day-to-day management of the Fund. Mr. Agha has served as portfolio manager of the Fund since inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.